Capital and reserves (Details 2) - KRW (₩)		Dec. 31, 2025	Dec. 31, 2024
Capital And Reserves
Capital surplus	[1]	₩ 205,980,674
Other capital surplus	[2]	(52,485,618)	(746,300)
Remeasurements of defined benefit liability		443,827	181,516
Treasury shares		(588,099)	(27,128,262)
Foreign currency translation differences		(4,890,859)
Total		₩ (57,520,749)	₩ (27,693,046)

[1]	Among the costs incurred in connection with the reincorporation merger and acquisition merger, those specifically related to the share exchange and issuance for the existing shareholders of K Enter were accounted for as a deduction from equity. The amount recognized as a deduction from equity Korean Won 2,769,995 thousand.
[2]	During the period, treasury shares amounting to Korean Won 27,128,262 thousand were retired and reclassified as a result of a completion of the merger. In addition, shares amounting to Korean Won 9,943,731 thousand related to the conversion of convertible bonds, which have not yet been issued, were recognized.